Exhibit 10.4

CONSENT, WAIVER AND RATIFICATION OF HOLDERS OF SERIES D
CONVERTIBLE PREFERRED STOCK OF BOXLIGHT CORPORATION

Dated as of October 6, 2026

This CONSENT, WAIVER AND RATIFICATION (this “Consent”) is entered into by the undersigned holders of Series D Convertible Preferred Stock of Boxlight Corporation.

RECITALS

A.	Boxlight Corporation, a Nevada corporation (the “Company”), issued its Series D Convertible Preferred Stock (the “Series D Preferred”) under a Securities Purchase Agreement dated August 5, 2026 (the “Series D SPA”), a Certificate of Designation of the Series D Convertible Preferred Stock (the “Series D Certificate”), and a Registration Rights Agreement dated August 5, 2026 (the “Series D RRA” and, together with the Series D SPA and Series D Certificate, the “Series D Documents”).

B.	On October 6, 2026, the Company entered into a Securities Purchase Agreement (the “Series E SPA”) with J.J. Astor & Co. (“J.J. Astor”) and issued 106,250 shares of Series E Convertible Preferred Stock, with a Stated Value of $10.00 per share, for $850,000 (the “Series E Preferred”), together with a Certificate of Designation, Registration Rights Agreement and Transfer Agent Instruction Letter (together with the Series E SPA, collectively, the “Series E Documents”). The Series E Preferred ranks junior to the Series D Preferred.

C.	The undersigned holders of Series D Preferred (the “Consenting Holders”) wish to consent to, waive, and ratify the Series E transaction.

NOW, THEREFORE, the Consenting Holders agree as follows:

1.	Consent and Ratification. Effective as of September 30, 2026 (nunc pro tunc), the Consenting Holders, constituting the Series D Majority Holders (as defined in the Series D Certificate), consent under Sections 15 and 18 of the Series D Certificate to, and ratify and approve, the creation, designation and issuance of the Series E Preferred, the issuance of Class A Common Stock upon its conversion, and the execution, delivery and performance of the Series E Documents, including as a Variable Rate Transaction.

2.	Waivers. Each Consenting Holder, for itself, irrevocably waives, solely with respect to the Series E Preferred and the Series E Documents:

(a)	Section 4.10 (Subsequent Equity Sales) of the Series D SPA;

(b)	any most-favored-nation right under the Series D SPA, including any right to receive voting rights or any other term of the Series E Preferred;

(c)	any participation, equal-treatment or similar right; and

(d)	any breach, Event of Default, Default Premium, Default Dividend or other remedy under the Series D Documents arising from the Company entering into the Series E Documents or issuing the Series E Preferred on or before the date of this Consent.

In addition, the Consenting Holders, constituting the Series D Majority Holders, waive the matters described in clause (d), to the extent arising under the Series D Certificate, as to all shares of Series D Preferred (and all holders thereof) pursuant to Section 18 of the Series D Certificate.

3.	Registration Rights. The Consenting Holders, constituting Holders of at least 50.1% of the Registrable Securities under the Series D RRA, consent under Sections 6.2 and 6.5 of the Series D RRA to the Company registering the resale of the Class A Common Stock issuable upon conversion of the Series E Preferred, including by pre-effective amendment to the Company’s Registration Statement on Form S-1 filed September 22, 2026, and amend the Series D RRA to that extent.

4.	No Consideration. No consideration has been offered or paid to any Consenting Holder for this Consent, and this Consent has been requested from all holders of Series D Preferred on the same terms.

5.	Third-Party Beneficiary; Irrevocability. J.J. Astor is an express third-party beneficiary of this Consent and may enforce it directly. This Consent is irrevocable and binds each Consenting Holder and its successors and assigns, including any transferee of Series D Preferred.

6.	Miscellaneous. Nevada law governs. Counterparts and electronic signatures are permitted. Except as expressly provided, the Series D Documents remain in full force and effect.

[Signature pages follow]

CONSENTING HOLDER SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Consenting Holder has executed this Consent, Waiver and Ratification of Holders of Series D Convertible Preferred Stock of Boxlight Corporation as of the date set forth below.

CONSENTING HOLDER:

Name of Holder: ______________________________

Number of shares of Series D Preferred held: ______________

Signature: ______________________________

Name: ______________________________

Title: ______________________________

Date: ______________________________

[Consenting Holder Signature Page to Consent, Waiver and Ratification of Holders of Series D Convertible Preferred Stock]

ACKNOWLEDGMENT

Acknowledged and agreed as of the date first written above:

BOXLIGHT CORPORATION

By:
Name:	Jennifer Grabow
Title:	Interim Chief Financial Officer

J.J. ASTOR & CO.

By:
Name:	Michael Pope
Title:	Chief Executive Officer

[Acknowledgment Signature Page to Consent, Waiver and Ratification of Holders of Series D Convertible Preferred Stock]

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